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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported) November 9, 2004

                        ME PORTFOLIO MANAGEMENT LIMITED,
                   (as manager of the SMHL Global Fund No. 6)
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                               Victoria, Australia
             ------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



        333-113492-01                                 Not Applicable
-------------------------------            -------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)



Level 23, 360 Collins Street, Melbourne, VIC 3000, Australia     Not Applicable
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                   (Zip Code)



                                  613 9605 6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS.

         On April 14, 2004, pursuant to a registration statement (No. 333-113492) Perpetual Trustees Australia Limited, in its capacity as issuer trustee (the "Issuer Trustee") of the SMHL Global Fund No. 6 (the "Trust"), publicly issued U.S.$1,000,000,000 of Class A Mortgage Backed Floating Rate Notes (the "Notes"). The Issuer Trustee made a regular quarterly distribution of principal and interest to the holders of the Notes on the quarterly payment date falling on November 9, 2004. Capitalized terms used in this Form 8-K have the same meanings given to them in the prospectus related to the Notes.

ITEM 9.01   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Financial Information.

      Not applicable.

(c)   Exhibits.

               Item 601(A) of
               Regulation S-K
  Exhibit No.   Exhibit  No.      Description
  -----------  --------------     -----------

       1             99           Noteholders report for the Quarterly Payment
                                  Date on November 9, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the SMHL Global Fund No. 6, by the undersigned, thereunto duly authorized.


                                   ME Portfolio Management Limited,
                                   (in its capacity as Manager for the
                                   SMHL Global Fund No. 6)
                                   --------------------------------------------
                                   (Registrant)



Dated: November 11, 2004

                                   By:    /s/ Nicholas Vamvakas
                                      ----------------------------------------
                                      Name:   Nicholas Vamvakas
                                      Title:  Director (Chief Financial Officer)

                                INDEX OF EXHIBITS


               Item 601(A) of
               Regulation S-K
  Exhibit No.   Exhibit  No.      Description
  -----------  --------------     -----------

       1             99           Noteholders report for the Quarterly Payment
                                  Date on November 9, 2004